SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 20, 2004


                             ARTHROCARE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-027422                    94-3180312
----------------------------      -------------           ----------------------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)            File Number)           Identification Number)


                               680 Vaqueros Avenue
                           Sunnyvale, California 94085
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (408) 736-0224
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

               The following exhibits are filed with this Form 8-K:

               99.1    Press Release dated July 20, 2004.


Item 9: Regulation FD Disclosure (Information provided under Item 12-Disclosure of Results of Operations and Financial Condition).


     Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.


     On July 20, 2004, we issued a press release, which sets forth our results of operations for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: July 20, 2004                    By: /s/ Michael A. Baker
                                           -------------------------------------
                                           Michael A. Baker
                                           President and Chief Executive Officer

                                  Exhibit Index


Exhibit 99.1     Press Release dated July 20, 2004.